Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Company does not maintain a policy on the timing of awards of options in relation to the disclosure of material nonpublic information. Our Board and Compensation Committee did not take into account any material nonpublic information in determining the timing of the equity awards made to our NEOs in 2024, as such awards were made pursuant to their employment agreements and granted upon the attainment of specified performance goals. We did not time the disclosure of material nonpublic information for the purpose of affecting the value of our executive compensation in 2024.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false